Heat Biologics

Heat Biologics

NASDAQ: HTBX

COHORT B NEW DATA RELEASE

November 5, 2019

Forward Looking Statements

This presentation includes statements that are, or may be deemed, ''forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K/A for the year ended December 31, 2018, our quarterly reports on Form 10-Q for the subsequent quarters and our other subsequent filings with the Securities and Exchange Commission (collectively, our "SEC Filings"). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.

Heat Biologics

Executive Summary

- HS-110, an "off the shelf" cell-based immunotherapy product that has the potential to improve PD(L)-1 based therapy
  - Broad market potential in multiple oncology indications
  - Fully allogeneic product with low COGs
- Ongoing Phase 2 program demonstrates signals of efficacy in two treatment settings
- Latest data for Cohort B presented here evaluated combination of HS-110 and nivolumab in checkpoint inhibitor progressor non-small cell lung cancer (NSCLC) patients
  - A subset of the HS110-102 trial
  - All patients had progressive disease (PD) after receiving a minimum of 4 months of checkpoint inhibitor (CPI) therapy at any time prior to study entry
    - Recruitment for this cohort closed in June 2019
  - This data cut of July 2019 represents topline data from 56 patients who have been on study and followed for 18 weeks or greater

Heat Biologics

HS-110 Mechanism of Action

Pre-clinically, HS-110 generates an adaptive immune response

2 signals Delivered to antigen presenting cells (APCs):

- ✓ Antigen cross presentation to MHC class I via **CD91**
- ✓ Up regulation of co-stimulatory signals via **TLR2/4**



%OT-I/CD8+ T cells
%OT-2/CD4+ T cells
0
5
10
15
20
P
2
4
6
8
10
12
Day Post Transfer / Treatment

1. **Secretion of gp96-Ig** carrying tumor specific proteins represented on the patients tumor
2. **Activation of APCs** (TLR2/4) and cross-presentation of antigens (CD91)
3. **Specific T-cell receptor** engagement
4. **Clonal Expansion** of Tumor Antigen Specific T cells



1
HS-110
(AD100 cell line)
2
TLR2
CD91
TLR4
gp96-Ig/antigen Complex
Dendritic Cell
MHC I
3
TCR
B7.1/B7.2
CD28
CD8+ T-Cell
IFNγ
IL-12
NK Cell
4
Clonal Expansion Differentiation
Tumor Lysis
Tumor

HS-110 + Opdivo Combination Therapy

Potential to improve clinical responses and survival, without additional toxicity



1
HS-110
(AD100 cell line)
2
TLR2
CD91
TLR4
gp96-Ig/antigen Complex
Antigen-Presenting Cell
Dendritic Cell
MHC I
3
TCR
B7.1/B7.2
CD28
CD8+ T-Cell
Antigens
PD-1 Receptors
PD-L1
OPDIVO
PD-L2
Active T Cell
OPDIVO
Tumor
Source: BMS images

Synergistic Combination of HS-110 and PD-1 Inhibitor

in preclinical mouse tumor growth B16F10 model



Vehicle (PBS)
mHS110
anti-PD1
mHS110+anti-PD1
Diameter (mm2)
400
300
200
100
0
0
5
10
15
20
Days
Treatment Initiation

- Pre-clinical data showed the synergistic anti-tumor-growth activity of mouse HS-110 with PD-1 inhibitor as compared to either agent individually, supporting further clinical evaluation

Heat Biologics

HS110-102 Trial Design

A Phase 1b/2 study of HS-110 in combination with multiple treatment regimens for patients with non-small cell lung cancer (HS110-102 trial, aka the "DURGA" Trial)

Enroll	Patient Treatment Setting	Treatment Arm	Cohort
Enroll	2nd Line or Greater N = 100	HS-110 + Nivolumab	**Cohort A:** CPI naïve (N=40, including Phase 1b)
			Cohort B: CPI progressor (N=60)
	1st Line Maintenance N = up to 20	HS-110 + Pembrolizumab +/- Pemetrexed	**Cohort C:** Maintenance pembrolizumab
			Cohort D: Maintenance pembrolizumab + pemetrexed

Primary Endpoints

Phase 1b:
Safety

Phase 2:
Cohort A&B: ORR
Cohort C&D: PFS

Secondary Endpoints

OS, PFS, DCR, DOR

Exploratory Endpoints

Correlation of clinical outcomes to the following factors

- **Baseline CD8+ TILs**
  (Low defined as ≤ 10% stromal CD8+ TILs)
- **Baseline PD-L1 expression**
  (Negative defined as < 1% on tumor cells)
- **Peripheral blood tumor mutation burden**
  (Low defined as < 10 mutations / Mb)
- **ELISPOT cytokine analysis**

HS110-102 Trial Schema

A Phase 1b/2 study of HS-110 in combination with multiple treatment regimens for patients with non-small cell lung cancer (HS110-102 trial, aka the "DURGA" Trial)



HS110 (weekly)
Nivolumab (every 2 weeks)
Survival Follow Up (every 3 months)
X
X
X
X (every 8 weeks)
Baseline
Week 9
Week 10
Week 18
Progression
Death
X = CT Scan
= Biopsy (or recent archival tissue at baseline)

Patients receive weekly HS-110 (1 x 10^7 cells) intradermally for 18 weeks via 5 simultaneous injections of 0.1ml each, and biweekly nivolumab 240 mg IV until disease progression or unacceptable toxicity.

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Cohort B: Patient Characteristics

Unresectable or metastatic NSCLC patients, heavily pretreated
(63% with ≥ 2 lines of prior therapy)

July 2019 data cut		ITT (N = 56)
Median age (range)		68 (50 – 84)
Female gender		30 (54%)
Caucasian		45 (80%)
ECOG PS 1		36 (64%)
Driver Mutation	EGFR +	2 (4%)
	ALK +	1 (2%)
	KRAS +	14 (25%)
Histology	Adeno	45 (80%)
	Squamous	10 (18%)
	Other	1 (2%)
Smoking Status	Current/past	48 (86%)
	Never	8 (14%)
Prior lines of Treatment	1	21 (37%)
	2	16 (29%)
	≥ 3	19 (34%)

July 2019 data cut		ITT (N = 56)
Baseline PD-L1	Negative (< 1%)	22 (39%)
	Positive (≥ 1%)	20 (36%)
	Unevaluable	14 (25%)
Baseline CD8+ TIL	Low (≤ 10%)	14 (25%)
	High (> 10%)	18 (32%)
	Unevaluable	24 (43%)
Time on prior CPI: Median (range), months		10 (3 – 58)
Time between last CPI dose and study entry: Median (range), months		2 (1 – 35)

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Estimated Progression Free Survival (PFS)

ITT	Censored	Median PFS * (months)	95% CI
56	17	3.2	(1.9, 4.0)

** Estimated with 17 patients (30%) censored. Progression assessed per RECIST 1.1*


Progression Free Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
Number at risk
56
27
8
4
2

Median PFS of nivolumab alone in CPI naïve patients is 2.3 months ‡

‡ Borghaei et al. 2015. *New England Journal of Medicine*

July 2019 data cut

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Estimated Median Overall Survival (OS)

ITT	Censored	Median OS*, 95% CI (mos)	
56	39	11.8	(6.6, Not Reached)

** Estimated with 70% of patients still alive*



Overall Survival (%)
100
75
50
25
0
0
3
6
9
12
Months

Number at risk	56	52	27	14	4

July 2019 data cut

Heat Biologics

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Objective Response Rate (ORR)

Tumor shrinkage observed in 38% (N = 21) of 56 ITT patients



% Change in tumor burden* from Baseline
100
75
50
25
0
-25
-50
-75
-100

*Waterfall plot of evaluable ITT patients (N=52) using RECIST 1.1 Target Lesion Response. Post-baseline scans not available for 4 patients.

ITT population (N=56)

	iRECIST †	RECIST 1.1 †
ORR	**14% (8)**	**13% (7)**
PR	14% (8)	13% (7)
SD	46% (26)	46% (26)
Not Evaluable	7% (4)	7% (4)
DCR	**61% (34)**	**59% (33)**

† unconfirmed as study is actively ongoing at time of analyses. ORR performed locally by study Investigators using RECIST 1.1. Per iRECIST, one patient achieved confirmed PR after initial radiographic PD.

Heat Biologics

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

PFS by Injection Site Reaction (ISR)

ISR	Median PFS, 95% CI (mos)	
Yes	3.7	(1.9, 5.8)
No	1.8	(1.0, 3.7)

HR: 0.40 (95%CI: 0.20 – 0.78)

***p* = 0.0068**



Progression Free Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
ISR = Yes
ISR = No

Number at risk	0	3	6	9	12
ISR = Yes	39	22	7	4	2
ISR = No	17	7	2	1	1

ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment (N = 39)

July 2019 data cut

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

OS by Injection Site Reaction (ISR)

ISR	Median OS, 95% CI (mos)	
Yes	12.0	(9.4, Not Reached)
No	5.0	(3.0, Not Reached)
HR: 0.16 (95%CI: 0.05 – 0.45)		
***p* = 0.0005**		



Overall Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
ISR = Yes
ISR = No

Number at risk	0	3	6	9	12
ISR = Yes	39	39	23	12	4
ISR = No	17	13	5	3	1

ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment (N = 39)

Heat Biologics

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Best Target Lesion by ISR


% Change in Tumor Burden* from Baseline
100
75
50
25
0
-25
-50
-75
-100
ISR = Yes
ISR = No

*RECIST 1.1

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

PFS by Baseline PD-L1 Status

PD-L1	Median PFS, 95% CI (mos)	
Positive	2.5	(1.7, 4.0)
Negative	3.6	(1.9, 12.0)



Progression Free Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
Negative PD-L1
Positive PD-L1

Number at risk	0	3	6	9	12
Negative PD-L1	22	15	8	4	2
Positive PD-L1	20	12	2	1	1

Negative PD-L1 is defined as <1%

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

OS by Baseline PD-L1 Status

PD-L1	Median OS, 95% CI (mos)	
Positive	9.5	(6.2, Not Reached)
Negative	12.0	(6.4, Not Reached)


Overall Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
Negative PD-L1
Positive PD-L1

Number at risk	0	3	6	9	12
Negative PD-L1	22	22	11	7	3
Positive PD-L1	20	18	12	6	2

Negative PD-L1 is defined as <1%

July 2019 data cut

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Best Target Lesion by Baseline PD-L1 Status



Negative PD-L1
Positive PD-L1
PD-L1 Not Evaluable
100
75
50
25
0
-25
-50
-75
-100
% Change in Tumor Burden* from Baseline

Negative PD-L1 is defined as <1%

*RECIST 1.1

July 2019 data cut

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Duration of Clinical Benefit



ITT Patients (N = 56)
On study
Progressed
Deceased
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Months

Swimmer plot showing time until disease progression and current survival status, with a median follow up time of 11.8 months

- 39 patients (70%) are still alive
- 17 patients (30%) have not progressed
- Median PFS = 3.2 months

July 2019 data cut

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Comparison with Current Literature

A comparison with published literature in NSCLC patients ***after PD-(L)1 progression***

	HS-110 + Nivolumab at ≥ 2nd line after CPI failure Δ	**Treatment Options** at ≥ 3rd line after CPI failure			
		Gemcitabine †	Docetaxel †	Erlotinib †	Single agent chemotherapy ‡
N	56	27	25	18	28
Median PFS (months)	3.2	2.8	2.7	2.0	4.7
Median OS (months)	11.8	7.5	6.8	2.7	9.0

Δ Heat Biologics Cohort B as of July 2019 data cut estimate with 70% of the patients still alive

† Constatini et al 2018 ERJ Open Research

‡ Schvartsman et al 2017 Lung Cancer

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Key Data Summary

- Response rate by RECIST 1.1
  - Objective response rate (ORR) was 13%
  - Disease control rate (DCR) was 59%
- Median overall survival (OS) was estimated at 11.8 months with 70% of patients still alive
- Median progression free survival (mPFS) was 3.2 months
- Patients who experienced an ISR vs. those who did not:
  - Improved PFS (HR = 0.40, $p = 0.0068$)
  - Improved OS (HR = 0.16, $p = 0.0005$)
- The effect of HS-110 in combination with nivolumab is not dependent on PD-L1 expression
- Combination of HS-110 and nivolumab was well tolerated by patients

July 2019 data cut

Heat Biologics

Favorable Safety Profile to Date

- Over 1,000 doses administered to 150+ patients
- Only one patient ended treatment due to an HS-110 related non-serious adverse reaction *
- No treatment-related serious adverse reactions
- No increase in immune-related adverse events compared to single-agent checkpoint inhibitors

No additive toxicities to standard of care


Immune Reaction*
≤ Grade 3 toxicity
Injection Reactions
Week 1
Week 2

*Represents the only patient of 150+ patients dosed who discontinued treatment for a HS-110 related adverse event

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Heat Biologics

NASDAQ: HTBX

APPENDIX

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

PFS by Baseline CD8+ TIL


Progression Free Survival (%)
100
75
50
25
0
0
3
6
9
12
Months
Low TIL
High TIL

CD8+ TIL	Median PFS, 95% CI (mos)	
Low	3.3	(1.7, 5.8)
High	2.3	(1.7, 4.0)

Number at risk	0	3	6	9	12
Low TIL	14	9	3	2	1
High TIL	18	9	4	3	2

Low TIL is defined as CD8+ tumor infiltrating lymphocytes (TIL) ≤ 10%

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

OS by Baseline CD8+ TIL

CD8+ TIL	Median OS, 95% CI (mos)	
Low	NR	(6.2, Not Reached)
High	12.0	(6.6, Not Reached)


Overall Survival (%)
100
75
50
25
0
Low TIL
High TIL
0
3
6
9
12
Months

Number at risk	0	3	6	9	12
Low TIL	14	14	11	7	3
High TIL	18	18	11	6	2

Low TIL is defined as CD8+ tumor infiltrating lymphocytes (TIL) ≤ 10%

Heat Biologics

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Best Target Lesion by Baseline CD8+ TIL Status



High TIL
Low TIL
TIL Unevaluable
% Change in Tumor Burden* from Baseline
100
75
50
25
0
-25
-50
-75
-100

Low TIL is defined as CD8+ tumor infiltrating lymphocytes (TIL) ≤ 10%

*RECIST 1.1

July 2019 data cut

Heat Biologics

Cohort B:

CPI progressors treated by HS-110 + Nivolumab at ≥2L

Safety Summary

Most commonly reported treatment-emergent events (regardless of attribution) occurring in the safety population

Adverse Events (AEs)	ITT (N=56)
Any Adverse Event	54 (96%)
Any event ≥ Grade 3	13 (23%)
Fatigue	19 (34%)
Weight decreased	10 (18%)
Hypocalcemia	10 (18%)
Cough	9 (16%)
Diarrhea	8 (14%)
Dyspnea	8 (14%)

As of July 2019 data cut: 92% of all AEs were Grade 1 or 2. There were four grade 4 events, QTc prolongation, stroke, pericardial tamponade, and hyponatremia, none of which were deemed related to treatment. There were no grade 5 AEs.